UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.          )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

THE WENDY’S COMPANY

Name of the Registrant as Specified In Its Charter

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:
	2.	Form, Schedule or Registration Statement No.:
	3.	Filing Party:
	4.	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on June 4, 2019.

THE WENDY’S COMPANY	Meeting Information
Meeting Type: 2019 Annual Meeting of Stockholders
For holders as of: April 8, 2019
Date: June 4, 2019 Time: 10:00 a.m. (ET)
Location: The Wendy’s Company Thomas Conference Center One Dave Thomas Boulevard Dublin, Ohio 43017

You are receiving this Notice because you hold shares of stock in The Wendy’s Company.

This is not a ballot. You cannot use this Notice to vote these shares. This Notice presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper or e-mail copy at no charge (see reverse side for details).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this Notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE OF 2019 ANNUAL MEETING, PROXY STATEMENT AND 2018 ANNUAL REPORT TO STOCKHOLDERS

How to View Online:

Have available the control number that is printed in the box marked by the arrow   (located on the following page) and visit www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of the Company’s proxy materials for this meeting and for future stockholder meetings, you must request one. There is no charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	800-579-1639
3) BY E-MAIL:*	sendmaterial@proxyvote.com

*    If requesting materials by e-mail, please send a blank e-mail with the control number that is printed in the box marked by the arrow   (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to the Company or to your investment advisor.

Please make the request as instructed above on or before May 21, 2019 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote By Internet: To vote by Internet, go to www.proxyvote.com. Have available the control number that is printed in the box marked by the arrow   (located on the following page) and follow the instructions.

Vote By Telephone: You can vote by telephone by requesting a paper copy of the proxy materials, which will include a proxy card and voting instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card, voting instructions and a postage-paid return envelope.

Vote In Person: Ballots will be available to stockholders who attend the meeting in person. To attend the meeting and vote the shares in person at the meeting, you must present the required documentation described in the proxy statement, based on whether you are a registered stockholder or a beneficial owner of shares. Please review the proxy statement for additional admission and voting requirements. You may vote the shares by proxy prior to the meeting, even if you plan to attend the meeting in person. Directions to the meeting are available on the Company’s Investor Relations website at www.irwendys.com/financials/annual-report-and-proxy.

Voting Items

Notice is hereby given that the 2019 Annual Meeting of Stockholders of The Wendy’s Company will be held at the Thomas Conference Center located at the Company’s principal executive offices at One Dave Thomas Boulevard, Dublin, Ohio 43017, on Tuesday, June 4, 2019, at 10:00 a.m. (ET), for the following purposes:

The Board of Directors recommends that you vote FOR the election of each of the director nominees named below:			The Board of Directors recommends that you vote FOR proposals 2 and 3:

1.	Election of Directors		2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2019.
Nominees:
	1a.	Nelson Peltz	3.	Advisory resolution to approve executive compensation.
	1b.	Peter W. May

If any other matter properly comes before the meeting, shares represented by properly submitted proxies will be voted on such matter in the discretion of the persons named as proxies in the Company’s proxy card for the meeting.

Only stockholders of record at the close of business on April 8, 2019, the record date for the meeting, are entitled to receive notice of, and to vote at, the meeting.

	1c.	Kristin A. Dolan
	1d.	Kenneth W. Gilbert
	1e.	Dennis M. Kass
	1f.	Joseph A. Levato
	1g.	Michelle J. Mathews-Spradlin
	1h.	Matthew H. Peltz
	1i.	Todd A. Penegor
	1j.	Peter H. Rothschild
	1k.	Arthur B. Winkleblack